UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 22, 2015, Family Dollar Stores, Inc. (“Family Dollar” or the “Company”) reconvened a special meeting of stockholders (the “Special Meeting”) from a previous adjournment of the Special Meeting held on December 23, 2014.

The following matters were submitted to a vote of Family Dollar’s stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of July 27, 2014, as amended by amendment no. 1 on September 4, 2014, and as it may be further amended from time to time, by and among Family Dollar Stores, Inc., a Delaware corporation, Dollar Tree, Inc., a Virginia corporation, and Dime Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Dollar Tree, Inc. (the “Merger Agreement”); (ii) a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for Family Dollar’s named executive officers in connection with the merger contemplated by the Merger Agreement; and (iii) a proposal for adjournment of the Special Meeting, if necessary or appropriate, from time to time, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. These proposals are described in more detail in the definitive proxy statement/prospectus, dated October 28, 2014, filed by Family Dollar on October 28. 2014.

The final voting results from the Special Meeting are as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN
To adopt the Agreement and Plan of Merger	84,265,080	10,183,910	325,587
To approve, on an advisory, non-binding basis, compensation that may be paid to Family Dollar’s named executive officers in connection with the merger	86,894,017	7,233,197	647,363
To adjourn the Special Meeting, if necessary, to solicit additional proxies	89,798,399	4,712,501	263,677

Each of the proposals received the necessary votes to be approved and therefore, no further adjournments of the Special Meeting were required to solicit additional votes. Accordingly, the Merger Agreement has been adopted and the merger-related compensation has been approved.

Item 8.01	Other Events.

The information in Item 5.07 is incorporated herein by reference.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on October 28, 2014, the Securities and Exchange Commission (SEC) declared effective Dollar Tree’s registration statement on Form S-4 that included a definitive proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. On October 28, 2014, Family Dollar commenced mailing the definitive proxy statement/prospectus to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT ARE FILED

WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree are available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects, timing and certainty of the proposed transaction, future financial and operating results, expectations concerning the antitrust review process for the proposed transaction and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed merger include, among others: the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the merger are not satisfied; the risk that the financing required to fund the merger is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the merger; response by activist stockholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the merger; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 30, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended November 29, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: January 26, 2015	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary